                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            BTU International, Inc.
                (Name of Registrant as Specified In Its Charter)

                            BTU International, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                            BTU INTERNATIONAL, INC.
                                23 ESQUIRE ROAD
                 NORTH BILLERICA, MASSACHUSETTS 01862-2596, USA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 1996

                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of BTU International, Inc. will be held at the offices of the Company, 23 Esquire Road, North Billerica, Massachusetts, at 10:00 A.M. on Friday, May 17, 1996 for the following purposes:

     1.  To elect four directors to serve for the ensuing year.

     2. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 25, 1996 are entitled to notice of and to vote at the meeting.

     If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                            By Order of the Board of Directors

                                            JOHN E. BEARD
                                            Secretary
April 1, 1996

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 1996

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The enclosed proxy is solicited on behalf of the Board of Directors of BTU International, Inc. ("BTU" or the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 17, 1996 or at any adjournment thereof. The cost of solicitation of proxies will be borne by BTU. Directors, officers and employees of BTU may also solicit proxies by telephone, telegraph or personal interview. BTU will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

     Only stockholders of record at the close of business on March 25, 1996 are entitled to notice and to vote at the meeting. There were 7,279,406 shares outstanding on that date, each of which is entitled to one vote.

     Shares represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted to fix the number of directors at four and for the election as directors of the nominees named below. To be voted, proxies must be filed with the Secretary prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation with the Secretary.

     The holders of a majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes cast at the meeting for the election of directors. An abstention from voting and a broker non-vote will have no effect on the outcome.

     The Annual Report to Stockholders for BTU's fiscal year ended December 31, 1995 has been mailed with this proxy statement. This proxy statement and the enclosed proxy were mailed to stockholders on the same date as the date of the Notice of Annual Meeting. The principal executive offices of BTU are located at 23 Esquire Road, North Billerica, Massachusetts 01862-2596.

                           1.  ELECTION OF DIRECTORS

     The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked to fix the number of directors at four and in favor of the election as directors of the four nominees named below, all of whom are now directors of BTU, unless authority to vote for the election of any or all of such nominees is withheld by marking the proxy to that effect.

     The persons elected as directors will serve until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if any nominee is unable to serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees or to fix the number of directors at a lesser number.

                                           BUSINESS EXPERIENCES AND                    DIRECTOR
              NAME                          CURRENT DIRECTORSHIPS              AGE      SINCE
              ----                         ------------------------            ---     --------
Paul J. van der Wansem...........  President, Chief Executive Officer and      56        1979
                                   Chairman of the Board of Directors of
                                   the Company

Alexander V. d'Arbeloff..........  Director of the Company, Chief Executive    68        1984
                                   Officer and Chairman of the Board of
                                   Directors of Teradyne, Inc., a
                                   manufacturer of semiconductor test
                                   equipment; Director, Stratus Computer,
                                   Inc., a computer manufacturer; Director,
                                   PRI Automation, Inc., a semiconductor
                                   equipment manufacturer(1)(2)

David A.B. Brown.................  Director of the Company; President of       52        1989
                                   The Windsor Group, Inc., a management
                                   consulting firm of which he is
                                   co-founder; Director, EMCOR Group, Inc.,
                                   an electrical and mechanical engineering
                                   company; Director, Marine Drilling
                                   Companies, an owner and operator of
                                   offshore drilling rigs.(1)(2)

J. Chuan Chu.....................  Director of the Company; Chairman of        76        1991
                                   Columbia International Corporation, an
                                   engineering firm; Senior Advisor, Office
                                   of the President of SRI International,
                                   an international consulting firm;
                                   Director, Interproject Corp., an
                                   international construction and trading
                                   company; Senior Research Professor,
                                   Development Research Center, State
                                   Council, China(1)(2)

---------------
(1) Member of Audit Committee

(2) Member of Stock Option and Compensation Committee.

     During 1995, the Board of Directors held six meetings. Three of the directors attended 100% of the Board and relevant committee meetings during 1995, while one of the directors, Mr. d'Arbeloff, attended 67% of the same meetings. Each director who is not an officer or employee of the Company is entitled to receive $5,000 annually, plus $750 for each directors meeting attended and $500 for each committee meeting attended independent of a directors meeting. Going forward, the compensation that will be paid to each non-employee director is currently being reviewed and may change during 1996.

     On May 1, 1995, Mr. Brown, Mr. d'Arbeloff and Mr. Chu were each granted options to purchase 500 shares of Common Stock under the Company's 1989 Stock Option Plan for Directors, each at an exercise price of $5.00 per share. The plan provides for a grant of options to purchase 500 shares of Common Stock on April 30 of each year. For each of Mr. Brown, Mr. d'Arbeloff and Mr. Chu, options to purchase 125 shares are exercisable on April 30, 1996, options to purchase 125 shares are exercisable on April 30, 1997, options to purchase 125 shares are exercisable on April 30, 1998 and options to purchase 125 shares are exercisable on April 30, 1999. Also, on June 21, 1995 Mr. Brown was granted options to purchase 500 shares of Common Stock under the same plan, each at an exercise price of $2.00 per share. The plan provides for a grant of options to purchase 500 share of Common Stock on April 30 of each year. In this case, the options were treated as if they had been granted on April 1, 1991. As a result, all 500 of these options are immediately exercisable.

     The Audit Committee, composed of Alexander V. d'Arbeloff, J. Chuan Chu and David A.B. Brown, held one meeting independent of the Board of Directors meetings during 1995. The Committee recommends to the

Board of Directors the independent public accountants to be engaged by the Company; reviews with the independent public accountants and management the Company's internal accounting procedures and controls; and reviews with the independent public accountants the scope and results of the auditing engagement.

     The Stock Option and Compensation Committee, composed of Alexander V. d'Arbeloff, J. Chuan Chu and David A.B. Brown, administers the Company's stock option and compensation plans and provides recommendations to the Board regarding compensation matters. The Committee held no meetings independent of the Board of Directors meetings during 1995.

     The Company has no nominating committee.

COMPLIANCE UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its officers and any persons holding more than ten percent of the Company's Common Stock are required to report to the Securities and Exchange Commission holdings and transactions in the Common Stock. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure during 1995 to file by these dates. The Company's directors, officers and ten percent holders satisfied all of these filing requirements for 1995. In making these statements, the Company has relied on the written representations of its directors, officers and ten percent holders and copies of the reports that they have filed with the Commission and the Company.

BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information regarding beneficial ownership as of February 28, 1996 of the Company's Common Stock (i) by each person known by the Company to own beneficially more than 5% of the Company's
Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each executive officer of the Company and (iv) by all directors and executive officers of the Company as a group.

                                                                    COMMON STOCK
                                                                BENEFICIALLY OWNED(1)
                                                              -------------------------
                                                               NUMBER
                                                                 OF         PERCENT OF
                  DIRECTORS AND EXECUTIVE OFFICERS             SHARES      COMMON STOCK
                  --------------------------------            --------     ------------
        Paul J. van der Wansem(2)...........................  1,833,500        24.9%

        Alexander V. d'Arbeloff.............................     32,475           *

        David A.B. Brown....................................      4,475           *

        J. Chuan Chu........................................        450           *

        David H. Barry(3)...................................     38,850           *

        Thomas P. Kealy(3)..................................     20,630           *

        All directors and executive officers as a group
          (6 persons)(4)....................................  1,930,380        26.2%

        FMR Corp.(5)........................................    448,700         6.1%
          82 Devonshire Street
          Boston, MA 02109

---------------
 *  Less than one percent

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or it.

(2) Includes 120,000 shares of Common Stock held by trusts, of which Mr. van der Wansem is a trustee, for the benefit of certain members of Mr. van der Wansem's family. Includes 22,500 shares, which are as a result of options which are exercisable within 60 days of the record date.

(3) Includes 14,600 shares for Mr. Barry and 10,800 for Mr. Kealy which are a result of options exercisable within 60 days of the record date.

(4) Includes 55,300 shares which are as a result of options which are exercisable within 60 days of the record date.

(5) According to information filed with the Securities and Exchange Commission in a Schedule 13D and an amendment thereto, FMR Corp., through Fidelity Management and Research Company and Fidelity Venture Associates, Inc., its wholly-owned subsidiaries, owns the shares reported. FMR Corp. has sole dispositive power with respect to all of the shares, while Fidelity Management and Research Company has sole voting power of 448,700 shares.

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to compensation paid to or accrued on behalf of the persons who on December 31, 1995 were the chief executive officer and the two other most highly paid executive officers of the Company (the "Named Executive Officers") for services to the Company for the years 1993, 1994 and 1995.

                           SUMMARY COMPENSATION TABLE
                                                                          LONG-TERM
                                                             ANNUAL      COMPENSATION
                                                          COMPENSATION      AWARDS           ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR   SALARY ($)    BONUS ($)     OPTIONS (1)    COMPENSATION ($)(2)
    ---------------------------       ----   ----------   ------------   ------------   -------------------
Paul J. van der Wansem..............  1995      249,861      167,229          --                7,750
  Chairman and                        1994      237,554      123,936        15,000              7,250
  Chief Executive Officer             1993      213,423       --              --                8,293
David H. Barry......................  1995      130,110       56,435          --                2,361
  Vice President                      1994      117,526       42,144         8,000              1,875
  and General Manager                 1993      105,280       --              --                1,701
Thomas P. Kealy.....................  1995       98,109       25,842          --                1,780
  Vice President, Corporate           1994       89,284       19,560         4,000              1,415
     Controller and Chief Accounting  1993       84,901       --              --                1,331
     Officer

---------------
(1) Amounts shown are numbers of shares of Common Stock covered by options granted.

(2) Consists of Company contributions to the 401(k) plan and, in the case of Mr. van der Wansem, a Company payment of $5,000 for term life insurance.

     The table below sets forth information with respect to the aggregate value at year end of options held by the Named Executive Officers.

                         AGGREGATED OPTION EXERCISES IN
                    LAST FISCAL YEAR AND FY-END OPTION VALUE
                                                                             NUMBER OF
                                                                            SECURITIES           VALUE OF
                                                                            UNDERLYING          UNEXERCISED
                                                                            UNEXERCISED        IN-THE-MONEY
                                              SHARES                        OPTIONS AT          OPTIONS AT
                                            ACQUIRED ON                  DECEMBER 31, 1995   DECEMBER 31, 1995
                                             EXERCISE        VALUE         EXERCISABLE/        EXERCISABLE/
                   NAME                         (#)       REALIZED ($)   UNEXERCISABLE ($)   UNEXERCISABLE ($)
                   ----                     -----------   ------------   -----------------   -----------------
Paul J. van der Wansem....................     20,000        130,000        17,250/9,750       52,403/26,227
David H. Barry............................     31,350        192,019        11,800/5,200       36,242/13,988
Thomas P. Kealy...........................      8,850         55,313         9,400/2,600       29,286/ 6,994

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has submitted the following report:

     In February 1995 the Compensation Committee adopted a 1995 Management Incentive Compensation Plan pursuant to which cash bonuses were to be paid to executives of the Company based on achievement of levels of earnings per share levels. During 1995, as a result of this plan, no award was to be payable if earnings per share amounted to less than $0.50. At $0.50, 50% of target bonus was payable; at $0.65, 100% of target bonus was payable; at $0.75, 150% of target bonus was payable. "Target bonus" for the three participants in the Plan amounted to 60% of base salary for Paul van der Wansem, President and Chief Executive Officer, 40% of base salary for David Barry, Vice President and General Manager and 25% percent of base salary for Thomas Kealy, Chief Financial Officer. Operating results in 1995 resulted in the payment pursuant to this Plan of 115% of target bonus based on earnings per share of $0.68.

     The Company has an Incentive Profit Sharing Plan for all eligible employees. The persons included in the 1995 Management Incentive Plan are eligible to participate in the Company-wide profit sharing plan, but any earnings they derive from this plan during the year are deducted from their earned Management Compensation Bonuses earned.

                                            David A.B. Brown, Chairman
                                            Alexander D. d'Arbeloff
                                            J. Chuan Chu

COMPARATIVE STOCK PERFORMANCE

     The following graph shows the cumulative total return on BTU Common Stock since January 1, 1990 compared to the Standard & Poors 500 Index and the
Standard & Poors High Tech Composite Index. Historical stock price performance is not necessarily indicative of future performance.

                                  [C/R GRAPH]

                                                        Cumulative Total Return
                                          --------------------------------------------------
                                          12/90    12/91    12/92    12/93    12/94    12/95
                                          -----    -----    -----    -----    -----    -----
BTU INTL INC                   BTUI        100       76      124      162      362      357

S & P 500                      1500        100      130      140      155      157      215

S & P HIGH TECH COMPOSITE      IHTC        100      114      119      146      170      245




AUDIT MATTERS

     Arthur Andersen & Co. has been selected to examine the financial statements of the Company for the year ended December 31, 1996, and to report the results of their examination.

     A representative of Arthur Andersen & Co. is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 1997 must be received by the Company no later than December 4, 1996.

OTHER BUSINESS

     The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

     A COPY OF BTU'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE (EXCEPT FOR A REASONABLE CHARGE FOR FURNISHING EXHIBITS) BY WRITING TO: OFFICE OF INVESTOR RELATIONS, BTU INTERNATIONAL, INC., 23 ESQUIRE ROAD, NORTH BILLERICA, MASSACHUSETTS 01862.

                  ANNUAL MEETING OF BTU INTERNATIONAL, INC.
                                  MAY 17, 1996


P
R               The undersigned hereby constitutes and appoints Paul J. van
O       der Wansem and Thomas P. Kealy, or either of them with power of
X       substitution to each, proxies to vote and act at the Annual Meeting of
Y Stockholders on May 17, 1996 at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of all nominees for director, and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournments thereof.


                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                        -----------
                                                        SEE REVERSE
                                                           SIDE
                                                        -----------

/ X /  Please mark
       votes as in
       this example

       PLEASE DO NOT FOLD THIS PROXY
       1. To fix the number of Directors for the ensuing year at (4), and to elect the following (4) Directors.

       NOMINEES: Paul J. van der Wansem, Alexander V.
       d'Arbeloff, David A.B. Brown and J. Chuan Chu.

              FOR                 WITHHELD
              ALL                 FROM ALL
            NOMINEES              NOMINEES
              /  /                  /  /

                                                 MARK HERE
                                                 FOR ADDRESS    /  /
                                                 CHANGE AND
                                                 NOTE AT LEFT
------------------------------------------
For all nominees except as noted above
                                             Please sign exactly as name(s)
                                             appear hereon.  When signing as
                                             attorney, executor, administrator,
                                             trustee, or guardian, please sign
                                             your full title as such.  Each
                                             joint owner should sign.